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                                                                   Exhibit 10.26

                      LOAN DOCUMENTS MODIFICATION AGREEMENT
                               (December 31, 1998)

         THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 31st day of December, 1998, by and among PROFESSIONAL TRANSPORTATION GROUP LTD., INC., a Georgia corporation, and TIMELY NORTH, INC., a Georgia corporation (hereinafter collectively referred to as "Borrower"), TRUCK-NET, INC., a Georgia corporation, TIMELY TRANSPORTATION, INC., a Georgia corporation, PTG, INC., a Georgia corporation, and DENNIS A. BAKAL, a Georgia resident (hereinafter collectively referred to as "Guarantors"), and SOUTHTRUST BANK, N.A., a national banking association (hereinafter referred to as "Lender").

                              BACKGROUND STATEMENT

         Borrower and Lender are parties to that certain Amended, Restated and Consolidated Commercial Revolving Note dated March 2, 1998, in the original principal amount of $9,000,000.00 (hereinafter referred to as the "Note", and the loan evidenced thereby as the "Loan"). The Note is secured by (a) that certain Amended and Restated General Security Agreement from Borrower and Guarantors, as "Debtor" therein, to Lender, as "Secured Party" therein, dated November 19, 1997 (hereinafter referred to as the "Security Agreement"), and (b) all of the "Loan Documents," as that term is defined in that certain Amended and Restated Commercial Loan Agreement dated March 2, 1998 (hereinafter referred to as the "Loan Agreement"). Certain payment and performance obligations of Borrower provided for in the Note, the Security Agreement, and the other Loan Documents are guaranteed by Guarantors pursuant to separate Guaranty of Payment and Performance, each dated November 19, 1997 (hereinafter each referred to as a "Guaranty"). The Loan Documents have previously been amended pursuant to that certain Loan Documents Modification Agreement dated June 30, 1998, that certain Loan Documents Modification Agreement dated September 15, 1998, and that certain Loan Documents Modification Agreement dated October 31, 1998. Borrower and Lender have agreed to amend the Note and all of the other Loan Documents, Guarantors have each agreed to reaffirm their Guaranty, and the parties hereto are entering into this Amendment to evidence their agreements.

                                    AGREEMENT

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender do hereby agree as follows:

         1. LOAN BALANCE. The foregoing recitals are true and correct and are incorporated herein by reference. Borrower and Lender acknowledge and agree that as of December 31, 1998, the outstanding principal balance of the Note is Six Million Six Hundred Seventy-Six Thousand Two Hundred Eighty-Eight and 93/100 Dollars ($6,676,288.93).

         2. MODIFICATION OF NOTE. The terms of the Note are hereby modified and amended, effective as December 31, 1998, by deleting the principal and interest payment schedule set forth in the Note in the paragraph titled "Payment Schedule" and replacing it with the following:


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                  "PAYMENT SCHEDULE. Principal and interest shall be due and payable as follows: Interest only on the outstanding principal amount shall be due and payable monthly, in arrears, beginning on April 1, 1998, and continuing on the first day of each month thereafter until maturity. On May 31, 1999, all unpaid principal, plus accrued and unpaid interest, shall be due and payable in full."

The purpose of this modification is to extend the maturity date of the Loan to May 31, 1999.

         3. RATIFICATION; EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Note are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to extend the maturity date of the Note, Borrower agrees to pay all fees and expenses incurred in connection with this Amendment.

         4. MODIFICATION OF LOAN DOCUMENTS. (a) As of the date hereof, Borrower and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in the Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents (including, without limitation, the Loan Agreement) to the Note shall refer to the Note as herein amended.

         (b) The Loan Agreement is further modified and amended, effective as of the date hereof, as follows:

                  (i) The definition of "Eligible Accounts" set forth in paragraph 1 of the Agreement is amended by adding to the end thereof the following:

                           "Notwithstanding any other provision of this Agreement to the contrary, Eligible Accounts shall not include accounts shown on any Borrowing Base Certificate delivered on or after February 2, 1999 as "To Be Invoiced" where the account to be invoiced results from a transaction occurring more than ninety
                           (90) days prior to the date of the Borrowing Base Certificate on which it is shown."

                  (ii) Paragraph 9 of the Agreement is deleted in its entirety and replaced with the following:

                           "9.      FINANCIAL COVENANTS. Borrower covenants and
                           agrees that from and after the date hereof, and so long as the Obligations remain unpaid or this Agreement remains in effect, that:

                           (a) Borrower's Tangible Net Worth, as shown on its financial statements for the period ended September 30, 1998, shall equal or exceed One Million Three Hundred Fifty Thousand and No/100 Dollars ($1,350,000.00) and shall increase by seventy-five percent (75%) of net income and one hundred percent (100%) of the amount of any Borrower-issued debentures converted to stock measured at the end of each fiscal quarter commencing December 31, 1998.



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                           (b)      The ratio of Borrower's total liabilities to
                           its Tangible Net Worth shall be less than 14.0 : 1.0, measured at the end of the fiscal quarters ending September 30, 1998 and December 31, 1998, and shall be less than 12.0 : 1.0, measured at the end of each fiscal quarter commencing March 31, 1999.

                           (c) Borrower's Fixed Charge Coverage shall be greater than 1.15 : 1.0, measured at the end of each fiscal quarter commencing December 31, 1998 and calculated for the four (4) fiscal quarters then ended.

                           (d) Borrower shall have a fiscal year to date cumulative net profit, measured at December 31, 1998 and at each fiscal quarter end thereafter.

                           (e) The ratio of Borrower's current assets to its current liabilities shall not be less than 1.2:1.0, as of the end of any fiscal quarter of Borrower commencing December 31, 1998.

                           (f) Borrower shall pay Lender a fee of $2,500.00 for each month that Borrower reports, on a consolidated basis, a year-to-date loss."

                  (iii) Paragraph 6(a) of the Agreement is amended by adding "(except Timely North, Inc.)" after the word "Obligor" on the first line thereof. The purpose of this amendment is to acknowledge that as of the date hereof Timely North, Inc. is not in good standing under the laws of the State of Georgia.

         (c) Paragraph 4(c) of the Security Agreement provides Lender with the right to require Borrower to notify all account debtors or obligors on all "Accounts" that all payments are to be made directly to Lender's "lockbox," as therein defined. The Security Agreement further provides that "Upon request of Secured Party, Debtor agrees immediately to notify any or all account debtors and obligors to make payment directly to Secured Party or to such lockbox and to place Secured Party's or such lockbox's address on Debtor's invoices and statements as the address to which payment should be made." Lender hereby exercises that right and requests that such notification be given to all account debtors, so that effective as of February 28, 1999, all payments on Accounts shall be made to Lender's designated lockbox.

         (d) The notice address for Borrower in each Loan Document is amended to read as follows:

                  495 Lovers Lane Road
                  Calhoun, Georgia 30701

         5. DEPOSIT OF DEBENTURE PROCEEDS. Borrower acknowledges and agree that all proceeds received by Borrower or any Guarantor from the sale of any corporate debentures issued by Borrower or any Guarantor shall be deposited in Federated Investors Account No. 581915632, by and through SouthTrust Securities, Inc. Account No. 14636054 (collectively, the "Account"), which Account has previously been assigned to Lender by Borrower pursuant to that certain Assignment of Bank Account and Security Agreement dated September


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4, 1998. This includes, without limitation, any proceeds received from the sale of Professional Transportation Group, Ltd., Inc. 9% Convertible Debenture Due December 31, 2000, No. A-1, in the amount of $250,000.00, sold to John P. O'Shea, and Professional Transportation Group, Ltd., Inc. 9% Convertible Debenture Due December 31, 2000, No. A-2, in the amount of $250,000.00, sold to AMRO International, S.A.

         6. GUARANTOR'S REAFFIRMATION. The undersigned Guarantors hereby ratify, confirm, reaffirm and covenant that the Guaranty which they have executed is validly existing and binding against them under the terms of such Guaranty. Guarantors hereby reaffirm and restate, as of the date hereof, all covenants, representations and warranties set forth in the Guaranty.

         7. NO DEFENSES; RELEASE. For purposes of this Paragraph 7, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Guarantors, and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Note and the other Loan Documents or the indebtedness evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to the administration or funding of the Loan, or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrower shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto. Borrower hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Loan Documents.

         8. NO NOVATION. Borrower and Lender hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.

         9. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist



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under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loan or any matter relating to the Loan.

         10. NO RELEASE OF COLLATERAL. Borrower further acknowledge and agree that this Agreement shall in no way occasion a release of any collateral held by Lender as security to or for the Loan, and that all collateral held by Lender as security to or for the Loan shall continue to secure the Loan.

         11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrower, Guarantors and Lender and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         12. AUTHORITY. By executing this Amendment as hereinafter provided, Dennis A. Bakal hereby certifies that he is the President of each Borrower and is duly authorized to execute this Amendment on behalf of each Borrower.

         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by Borrower, Guarantors and Lender, as of the day and year first above written.

                                    BORROWER:

                                    PROFESSIONAL TRANSPORTATION GROUP LTD.,
                                    INC., a Georgia corporation


                                    By:  /s/ Dennis A. Bakal
                                       -----------------------------------------
                                         Dennis A. Bakal, President

                                    [CORPORATE SEAL]


                                    TIMELY NORTH, INC., a Georgia corporation


                                    By:  /s/ Dennis A. Bakal
                                       -----------------------------------------
                                         Dennis A. Bakal, President

                                    [CORPORATE SEAL]



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                                   GUARANTORS:

                                   TRUCK-NET, INC., a Georgia corporation

                                   By:  /s/ Dennis A. Bakal
                                       -----------------------------------------
                                        Dennis A. Bakal, President

                                    [CORPORATE SEAL]


                                    TIMELY TRANSPORTATION, INC.,
                                    a Georgia corporation

                                    By:  /s/ Dennis A. Bakal
                                       -----------------------------------------
                                         Dennis A. Bakal, President

                                    [CORPORATE SEAL]


                                    PTG, INC., a Georgia corporation

                                    By:  /s/ Dennis A. Bakal
                                       -----------------------------------------
                                         Dennis A. Bakal, President

                                    [CORPORATE SEAL]



                                    /s/ Dennis A. Bakal                   (SEAL)
                                    --------------------------------------------
                                    DENNIS A. BAKAL


                                    LENDER:

                                    SOUTHTRUST BANK, N.A.,
                                    a national banking association



                                    By:  /s/ Barbara A. Gewert
                                       -----------------------------------------
                                         Barbara A. Gewert
                                         Vice President



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